                                                                    APPENDIX 1

            Class Y Principal Reduction Amounts:  For any Distribution Date
the amounts by which the principal balances of the Class Y-1, Class Y-2,
Class Y-3, Class Y-4, Class Y-5 and Class Y-6 Certificates respectively will be reduced on such distribution date by the allocation of Realized Losses and the distribution of principal, determined as follows:

First for each of Group I, Group II, Group III, Group IV, Group V and Group
VI determine the weighted average pass-through rate for that Group for distributions of interest that will be made on the next succeeding
Distribution Date (the "Group Interest Rate").  The Principal Reduction
Amount for each of the Class Y Certificates will be determined pursuant to the "Generic solution for the Class Y Principal Reduction Amounts" set forth below (the "Generic Solution") by making identifications among the actual
Groups and their related Class Y and Class Z Certificates and weighted average pass-through rates and the Groups named in the Generic Solution and their related Class Y and Class Z Certificates as follows:

A.  Determine which Group has the lowest Group Interest Rate.  That Group will be identified with Group AA and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YAA and
Class ZAA Certificates.  The Group Interest Rate for that Group will be identified with J%.  If two or more Groups have the lowest Group Interest
Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

B. Determine which Group has the second lowest Group Interest Rate.  That
Group will be identified with Group BB and the Class Y and Class Z
Certificates related to that Group will be respectively identified with the
Class BB and Class ZBB Certificates.  The Group Interest Rate for that Group will be identified with K%.  If two or more Groups have the second lowest
Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

C.  Determine which Group has the third lowest Group Interest Rate.  That
Group will be identified with Group CC and the Class Y and Class Z
Certificates related to that Group will be respectively identified with the
Class YCC and Class ZCC Certificates.  The Group Interest Rate for that Group will be identified with L%.  If two or more Groups have the third lowest
Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

D.  Determine which Group has the fourth lowest Group Interest Rate.  That
Group will be identified with Group DD and the Class Y and Class Z
Certificates related to that Group will be respectively identified with the
Class YDD and Class ZDD Certificates.  The Group Interest Rate for that Group will be identified with M%.  If two or more Groups have the fourth lowest
Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

E.  Determine which Group has the fifth lowest Group Interest Rate.  That
Group will be identified with Group EE and the Class Y and Class Z
Certificates related to that Group will be respectively identified with the
Class YEE and Class ZEE Certificates.  The Group Interest Rate for that Group will be identified with N%.  If two or more Groups have the fifth lowest
Group Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs A through F of this definition.

F.  Determine which Group has the highest Group Interest Rate.  That Group will be identified with Group FF and the Class Y and Class Z Certificates related to that Group will be respectively identified with the Class YFF and
Class ZFF Certificates.  The Group Interest Rate for that Group will be identified with O%.  If two or more Groups have the highest Interest Rate pick one for this purpose, subject to the restriction that each Group may be picked only once in the course of any such selections pursuant to paragraphs
A through F of this definition.

Second, apply the Generic Solution set forth below to determine the Class Y
Principal Reduction Amounts for the Distribution Date using the identifications made above.

            Generic Solution for the Class Y Principal Reduction Amounts:
For any Distribution Date, the amounts by which the principal balances of the
Class YAA, Class YBB, Class YCC, Class YDD, Class YEE, Class YFF, Class YGG
and Class YHH Certificates respectively will be reduced on such Distribution
Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

J% =  the weighted average pass-through rate on the Group AA mortgage loans for interest to be distributed on the next succeeding Distribution Date.

K% =  the weighted average pass-through rate on the Group BB mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

L% =  the weighted average pass-through rate on the Group CC mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

M% =  the weighted average pass-through rate on the Group DD mortgage loans for interest to be distributed on the next succeeding Distribution Date.

N% =  the weighted average pass-through rate on the Group EE mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

O% =  the weighted average pass-through rate on the Group FF mortgage loans
for interest to be distributed on   the next succeeding Distribution Date.

For purposes of the succeeding definitions and formulas, it is required that
J%<=K%<=L%<=M%<=N%<=O%.

PJB =       the Group AA Subordinate Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PKB =       the Group BB Subordinate Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PLB = the Group CC Subordinate Amount after the allocation of Realized Losses and distributions of principal on such Distribution Date.

PMB =       the Group DD Subordinate Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

PNB =       the Group EE Subordinate Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

POB =       the Group FF Subordinate Amount after the allocation of Realized
      Losses and distributions of principal on such Distribution Date.

R =   the Class CB Pass Through Rate
    =       (J%PJB + K%PKB + L%PLB + M%PMB + N%PNB + O%POB )/
            (PJB + PKB + PLB + PMB + PNB + POB)

R11 = the weighted average of the Group AA, Group BB, Group CC, Group DD and
      Group EE Pass-Through Rates after giving effect to the allocation of
      Realized Losses and distributions of principal to be made on such
      Distribution Date
     =
{J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) + N% (Pn - ΔPn) }/

            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm + Pn - ΔPn)

R12 = the Group FF Pass-Through Rate
      =     O%

R21 = the weighted average of the Group AA, Group BB, Group CC and Group DD
      Pass-Through Rates after giving effect to the allocation of Realized
      Losses and distributions of principal to be made on such Distribution
      Date
     =
{J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) + M% (Pm - ΔPm) }/

            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl + Pm - ΔPm)

R22 = the weighted average of the Group EE and Group FF Pass-Through Rates
      =     {N% (Pn - ΔPn) + O%
(Po - ΔPo)}/(Pn - ΔPn + Po - ΔPo)

R31 = the weighted average of the Group AA, Group BB and Group CC
      Pass-Through Rates after giving effect to the allocation of Realized
      Losses and distributions of principal to be made on such Distribution
      Date
     =
{(J% (Pj - ΔPj) + K% (Pk - ΔPk) + L% (Pl - ΔPl) }/
            (Pj - ΔPj + Pk - ΔPk + Pl - ΔPl)

R32 = the weighted average of the Group DD, Group EE and Group FF
      Pass-Through Rates after giving effect to the allocation of Realized
      Losses and distributions of principal to be made on such Distribution
      Date
     =
{ M% (Pm - ΔPm) + N% (Pn - ΔPn) + O% (Po - ΔPo)}/( Pm - ΔPm + Pn - ΔPn + Po - ΔPo )

R41 = the weighted average of the Group AA and Group BB Pass-Through Rates after giving effect to the allocation of Realized Losses and distributions of principal to be made on such Distribution Date
     =      {J% (Pj - ΔPj) + K% (Pk - ΔPk) }/
            (Pj - ΔPj + Pk - ΔPk )

R42 = the weighted average of the Group CC, Group DD, Group EE and Group FF
      Pass-Through Rates after giving effect to the allocation of Realized
      Losses and distributions of principal to be made on such Distribution
      Date
     =
{ N% (Pn - ΔPn) + O% (Po - ΔPo) + L% (Pl - ΔPl) + M% (Pm - ΔPm)}/

            ( Pn - ΔPn + Po - ΔPo + Pl - ΔPl + Pm - ΔPm )

R51 = the Group AA Pass-Through Rate after giving effect to the allocation of
      Realized Losses and distributions of principal to be made on such
      Distribution Date
     =      J%

R52 = the weighted average of the Group BB, Group CC, Group DD, Group EE and
      Group FF Pass-Through Rates after giving effect to the allocation of
      Realized Losses and distributions of principal to be made on such
      Distribution Date
     =
{ M% (Pm - ΔPm) + N% (Pn - ΔPn) + O% (Po - ΔPo) + K% (Pk - ΔPk) + L% (Pl - ΔPl)}/

            ( Pm - ΔPm + Pn - ΔPn + Po - ΔPo + Pk - ΔPk + Pl - ΔPl )

r11 = the weighted average of the Class YAA, Class YBB, Class YCC, Class YDD and Class YEE Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl + M% Ym + N% Yn )/
            (Yj + Yk + Yl + Ym + Yn)

r12 = the Class YFF Pass-Through Rate
     =      O%

r21 = the weighted average of the Class YAA, Class YBB, Class YCC and Class
      YDD Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl + M% Ym )/(Yj + Yk + Yl + Ym )

r22 = the weighted average of the Class YEE and Class YFF Pass-Through Rates
     =      ( N% Yn + O% Yo )/( Yn + Yo )

r31 = the weighted average of the Class YAA, Class YBB and Class YCC
      Pass-Through Rates
     =      (J% Yj + K% Yk + L% Yl )/(Yj + Yk + Yl )

r32 = the weighted average of the Class YDD, Class YEE and Class YFF
      Pass-Through Rates
     =      ( O% Yo + M% Ym + N% Yn )/( Yo + Ym + Yn )

r41 = the weighted average of the Class YAA and Class YBB Pass-Through Rates
     =      (J% Yj + K% Yk )/(Yj + Yk )

r42 = the weighted average of the Class YCC, Class YDD, Class YEE and Class
      YFF Pass-Through Rates
     =      ( N% Yn + O% Yo + L% Yl + M% Ym )/( Yn + Yo + Yl + Ym )

r51 = the Class YAA
     =      J%

r52 = the weighted average of the Class YBB, Class YCC, Class YDD, Class YEE and Class YFF Pass-Through Rates
     =
( M% Ym + N% Yn + O% Yo + K% Yk + L% Yl )/( Ym + Yn + Yo + Yk + Yl )

Yj =  the principal balance of the Class YAA Certificates after distributions on the prior Distribution Date.

Yk =  the principal balance of the Class YBB Certificates after distributions on the prior Distribution Date.

Yl =  the principal balance of the Class YCC Certificates after distributions on the prior Distribution Date.

Ym =  the principal balance of the Class YDD Certificates after distributions on the prior Distribution Date.

Yn =  the principal balance of the Class YEE Certificates after distributions on the prior Distribution Date.

Yo =  the principal balance of the Class YFF Certificates after distributions on the prior Distribution Date.

ΔYj =       the Class YAA Principal Reduction Amount.

ΔYk =       the Class YBB Principal Reduction Amount.

ΔYl =       the Class YCC Principal Reduction Amount.

ΔYm =       the Class YDD Principal Reduction Amount.

ΔYn =       the Class YEE Principal Reduction Amount.

ΔYo =       the Class YFF Principal Reduction Amount.

Zj =  the principal balance of the Class ZAA Certificates after distributions on the prior Distribution Date.

Zk =  the principal balance of the Class ZBB Certificates after distributions on the prior Distribution Date.

Zl =  the principal balance of the Class ZCC Certificates after distributions on the prior Distribution Date.

Zm =  the principal balance of the Class ZDD Certificates after distributions on the prior Distribution Date.

Zn =  the principal balance of the Class ZEE Certificates after distributions on the prior Distribution Date.

Zo =  the principal balance of the Class ZFF Certificates after distributions on the prior Distribution Date.

ΔZj =       the Class ZAA Principal Reduction Amount.

ΔZk =       the Class ZBB Principal Reduction Amount.

ΔZl =       the Class ZCC Principal Reduction Amount.

ΔZm =       the Class ZDD Principal Reduction Amount.

ΔZn =       the Class ZEE Principal Reduction Amount.

ΔZo =       the Class ZFF Principal Reduction Amount.

Pj =  the aggregate principal balance of the Class YAA and Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yj + Zj

Pk =  the aggregate principal balance of the Class YBB and Class ZBB
      Certificates after distributions on the prior Distribution Date.
    = Yk + Zk

Pl =  the aggregate principal balance of the Class YCC and Class ZCC
      Certificates after distributions on the prior Distribution Date.
    = Yl + Zl =

Pm =  the aggregate principal balance of the Class YAA and Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Ym + Zm

Pn =  the aggregate principal balance of the Class YAA and Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yn + Zn

Po =  the aggregate principal balance of the Class YAA and Class ZAA
      Certificates after distributions on the prior Distribution Date.
    = Yo + Zo

ΔPj = the aggregate amount of principal reduction occurring with respect to the Group AA mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group AA
      =     the aggregate of the Class YAA and Class ZAA Principal Reduction
      Amounts.
      =     ΔYj + ΔZj

ΔPk = the aggregate amount of principal reduction occurring with respect to the Group BB mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group BB
      =     the aggregate of the Class YBB and Class ZBB Principal Reduction
      Amounts.
      =     ΔYk + ΔZk

ΔPl=  the aggregate amount of principal reduction occurring with respect to the Group CC mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group CC
     =      the aggregate of the Class YCC and Class ZCC Principal Reduction
      Amounts.
      =     ΔYl + ΔZl

ΔPm = the aggregate amount of principal reduction occurring with respect to the Group DD mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group DD
      =     the aggregate of the Class YDD and Class ZDD Principal Reduction
      Amounts.
      =     ΔYm + ΔZm

ΔPn = the aggregate amount of principal reduction occurring with respect to the Group EE mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group EE
      =     the aggregate of the Class YEE and Class ZEE Principal Reduction
      Amounts.
      =     ΔYn + ΔZn

ΔPo = the aggregate amount of principal reduction occurring with respect to the Group FF mortgage loans from Realized Losses or payments of principal to be allocated on such Distribution Date net of any such amounts allocated to the Class R-I Certificate or to any class of principal only certificates created by ratio stripping the mortgage loans of Group FF
      =     the aggregate of the Class YFF and Class ZFF Principal Reduction
      Amounts.
      =     ΔYo + ΔZo

α =   .0005

γ1 =  (R - R11)/(R12 - R).  If R=>N%, γ1 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ2 =  (R - R21)/(R22 - R).  If R=>M%, γ2 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ3 =  (R - R31)/(R32 - R).  If R=>L%, γ3 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ4 =  (R - R41)/(R42 - R).  If R=>K%, γ4 is a non-negative number unless its denominator is zero, in which event it is undefined.

γ5 =  (R - R51)/(R52 - R).  If R<K%, γ5 is a non-negative number.

If γ1 is undefined, ΔYj = Yj, ΔYk = Yk, ΔYl = Yl,
      ΔYm = Ym, ΔYn = Yn, and ΔYo = (Yo/Po)ΔPo

If γ5 is zero, ΔYj = (Yj/Pj)ΔPj, ΔYk = Yk, ΔYl
      = Yl, ΔYm = Ym, ΔYn = Yn, and ΔYo = Yo

In the remaining situations, ΔYj, ΔYk, ΔYl, ΔYm,
      ΔYn, and ΔYo shall be defined as follows:

I.  If R=>N%, make the following additional definitions:

δ1Yj =      0,                                              if R11< r11;

      Yj                                              if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=>
      r11 and M%>R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yj/
            {(R11 - J%)Yj + (R11 - K%)Yk },                       if R11=>
      r11 and L%>R11=>K%; and

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )/(R11 - J%),                  if
      R11=> r11 and K%>R11=>J%.

δ1Yk =      0,                                              if R11< r11
      and R11=>K%;
      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yk/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn },         if R11< r11 and R11<K%;

      Yk                                              if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn  )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=>
      r11 and M%>R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yk/
            {(R11 - J%)Yj + (R11 - K%)Yk },                       if R11=>
      r11 and L%>R11=>K%; and

      0,                                              if R11=> r11 and R11<K%.

δ1Yl =      0,                                              if R11< r11
      and R11=>L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn)Yl/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn },       if R11< r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yl/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn },                                 if R11< r11 and
      R11<K%;

      Yl                                              if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yl/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl },        if R11=>
      r11 and M%>R11=>L%;

      0,                                              if R11=> r11 and R11<L%.

δ1Ym =      0,                                              if R11< r11
      and R11=>M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/
            { (R11 - M%)Ym + (R11 - N%)Yn },                      if R11< r11
      and L%<=R11<M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn },       if R11< r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn },                                 if R11< r11 and
      R11<K%;

            Ym                                        if R11=> r11 and
      R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Ym/
            {(R11 - J%)Yj + (R11 - K%)Yk + (R11 - L%)Yl +
            (R11 - M%)Ym },                                 if R11=> r11 and
      N%>R11=>M%;

      0,                                              if R11=> r11 and R11<M%.

δ1Yn =      0,                                              if R11< r11
      and R11=>N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )/
            { (R11 - N%)},                            if R11< r11 and
      M%<=R11<N%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yn/
            { (R11 - M%)Ym + (R11 - N%)Yn },                      if R11< r11
      and L%<=R11<M%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yn/
            { (R11 - L%)Yl + (R11 - M%)Ym + (R11 - N%)Yn },       if R11< r11
      and K%<=R11<L%;

      (R11- r11)( Yj + Yk + Yl + Ym + Yn )Yn/
            { (R11 - K%)Yk + (R11 - L%)Yl + (R11 - M%)Ym +
            (R11 - N%)Yn },                                 if R11< r11 and
      R11<K%;

      Yn                                              if R11=> r11 and
      R11=>N%;

      0,                                              if R11=> r11 and R11<N%.

δ1Yj, δ1Yk, δ1Yl, δ1Ym, and δ1Yn are numbers
      respectively between Yj, Yk, Yl, Ym and Yn and 0 such that
            {J%(Yj - δ1Yj ) + K%( Yk.- δ1Yk) + L%( Yl.-
      Δ1Yl) + M%( Ym.- δ1Ym) +
            N%( Yn.- δ1Yn) }/
            (Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.-
      δ1Ym + Yn.- Δ1Yn )
            = R11.

Y11 =       Yj - δ1Yj + Yk.- δ1Yk + Yl.- δ1Yl + Ym.-
      δ1Ym + Yn.- Δ1Yn

P11 =       Pj + Pk + Pl + Pm + Pn

Z11 =       Zj + Zk + Zl + Zm + Zn

ΔY11 =      ΔYj - δ1Yj + ΔYk.- δ1Yk +
      ΔYl.- δ1Yl + ΔYm.- δ1Ym + ΔYn.-
      δ1Yn

ΔP11 =      ΔPj + ΔPk + ΔPl + ΔPm + ΔPn.

ΔZ11 =      ΔZj + ΔZk + ΔZl + ΔZm + ΔZn.

1.    If Yo - α(Po - ΔPo) => 0, Y11- α(P11 - ΔP11) =>
   0, and γ1(P11 - ΔP11) < (Po - ΔPo), then
   ΔYo = Yo - αγ1(P11 - ΔP11) and
   ΔY11 = Y11 - α(P11 - ΔP11).
2.    If Yo - α(Po - ΔPo) => 0, Y11 - α(P11 - ΔP11)
   => 0, and γ1(P11 - ΔP11) => (Po - ΔPo), then
   ΔYo = Yo - α(Po - ΔPo) and
   ΔY11 = Y11 - (α/γ1)(Po - ΔPo).
3.    If Yo - α(Po - ΔPo) < 0, Y11 - α(P11 - ΔP11) =>
   0, and Y11 - α(P11 - ΔP11) => Y11 - (Yo/γ1), then
   ΔYo = Yo - αγ1(P11 - ΔP11) and
   ΔY11 = Y11 - α(P11 - ΔP11).
4.    If Yo - α(Po - ΔPo) < 0, Y11 - (Yo/γ1) => 0, and
   Y11 - α(P11 - ΔP11) <= Y11 - (Yo/γ1), then ΔYo = 0
   and ΔY11 = Y11 - (Yo/γ1).
5.    If Y11 - α(P11 - ΔP11) < 0, Y11 - (Yo/γ1) < 0, and
   Yo - α(Po - ΔPo) <= Yo - (γ1Y11), then
   ΔYo = Yo - (γ1Y11) and ΔY11 = 0.
6.    If Y11 - α(P11 - ΔP11) < 0, Yo - α(Po - ΔPo) =>
   0, and Yo - α(Po - ΔPo) => Yo - (γ1Y11), then
   ΔYo = Yo - α(Po - ΔPo) and
   ΔY11 = Y11 - (α/γ1)(Po - ΔPo).

ΔYj = δ1Yj + [(Yj - δ1Yj )/Y11 ] ΔY11

ΔYk = δ1Yk + [(Yk - δ1Yk )/Y11 ] ΔY11

ΔYl = δ1Yl + [(Yl - δ1Yl )/Y11 ] ΔY11

ΔYm = δ1Ym + [(Ym - δ1Ym )/Y11 ] ΔY11

ΔYn = δ1Yn + [(Yn - δ1Yn )/Y11 ] ΔY11

ΔYo = δ1Yo + [(Yo - δ1Yo )/Y11 ] ΔY11

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Yo - ΔYo ) to (Y11 - ΔY11 ) equal to
   γ1 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction
   Amount for each of the Class YAA, Class YBB, Class YCC, Class YDD, Class
   YEE, Class YFF, Class ZAA, Class ZBB, Class ZCC, Class ZDD, Class ZEE and
   Class ZFF Certificates is greater than or equal to zero for such
   Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YBB
   Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC
   Principal Balances, the Class YDD Principal Balance less than or equal to
   0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the
   Class YEE Principal Balance less than or equal to 0.0005 of the sum of the
   Class YEE and Class ZEE Principal Balances and the Class YFF Principal
   Balance less than or equal to 0.0005 of the sum of the Class YFF and Class
   ZFF Principal Balances in each case after giving effect to allocations of
   Realized Losses and distributions to be made through the end of the
   Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Yo -
   ΔYo ) and whose denominator is the sum of (Yo - ΔYo) and (Zo -
   ΔZo) and (b) the fraction whose numerator is (Y11 - ΔY11) and whose denominator is the sum of (Y11 - ΔY11) and (Z11 - ΔZ11)
   as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the
Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class
Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocation of ΔY11 among ΔYj, ΔYk, ΔYl, ΔYm and ΔYn cannot be
achieved because one or more of ΔYj, ΔYk, ΔYl, ΔYm,
and ΔYn, as so defined is greater than the related one of ΔPj,
ΔPk, ΔPl, ΔPm and ΔPn, such an allocation shall be
made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk, ΔYl < ΔPl,
ΔYm < ΔPm and ΔYn < ΔPn.

II.  If M%<=R<=N%, make the following additional definitions:

δ2Yj =      0,                                              if R21< r21;

      Yj                                              if R21=> r21 and
      R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yj/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl },        if R21=>
      r21 and M%>R21=>L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yj/
            {(R21 - J%)Yj + (R21 - K%)Yk },                       if R21=>
      r21 and L%>R21=>K%; and

      (R21- r21)( Yj + Yk + Yl + Ym )/(R21 - J%),                       if
      R21=> r21 and K%>R21=>J%.

δ2Yk =      0,                                              if R21< r21
      and R21=>K%;
      (R21- r21)( Yj + Yk + Yl + Ym )Yk/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym },       if R21< r21
      and R21<K%;

      Yk                                              if R21=> r21 and
      R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yk/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl },        if R21=>
      r21 and M%>R21=>L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yk/
            {(R21 - J%)Yj + (R21 - K%)Yk },                       if R21=>
      r21 and L%>R21=>K%; and

      0,                                              if R21=> r21 and R21<K%.

δ2Yl =      0,                                              if R21< r21
      and R21=>L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yl/
            { (R21 - L%)Yl + (R21 - M%)Ym },                      if R21< r21
      and K%<=R21<L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yl/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym },       if R21< r21
      and R21<K%;

      Yl                                              if R21=> r21 and
      N%>R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Yl/
            {(R21 - J%)Yj + (R21 - K%)Yk + (R21 - L%)Yl },        if R21=>
      r21 and M%>R21=>L%;

      0,                                              if R21=> r21 and R21<L%.

δ2Ym =      0,                                              if R21< r21
      and R21=>M%;

      (R21- r21)( Yj + Yk + Yl + Ym )/
            { (R21 - M%) },                                 if R21< r21 and
      L%<=R21<M%;

      (R21- r21)( Yj + Yk + Yl + Ym )Ym/
            { (R21 - L%)Yl + (R21 - M%)Ym },                      if R21< r21
      and K%<=R21<L%;

      (R21- r21)( Yj + Yk + Yl + Ym )Ym/
            { (R21 - K%)Yk + (R21 - L%)Yl + (R21 - M%)Ym },       if R21< r21
      and R21<K%;

      Ym                                              if R21=> r21 and
      R21=>M%;

      0,                                              if R21=> r21 and R21<M%.

δ2Yn =      0,                                              if R22< r22;

      (R22- r22)( Yn + Yo )/(R22 - N%),                           if R22=>
      r22;

δ2Yo =      (R22- r22)( Yn + Yo)/(R22 - O%),
      if R22< r22;

      0,                                              if R22=> r22.

δ2Yj, δ2Yk, δ2Yl, δ2Ym, δ2Yn, and δ2Yo,
      are numbers respectively between Yj, Yk, Yl, Ym, Yn, and Yo and 0 such that:
            {J%(Yj - δ2Yj ) + K%( Yk.- δ2Yk) + L%( Yl.-
      δ2Yl) + M%( Ym.- δ2Ym) + }/
                  (Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl + Ym.-
      δ2Ym )
            = R21;
      and
            { N%( Yn.- δ2Yn) + O%(Yo - δ2Yo ) }/(Yn.- δ2Yn
      + Yo - δ2Yo)
            = R22.

Y21 =       Yj - δ2Yj + Yk.- δ2Yk + Yl.- δ2Yl + Ym.-
      δ2Ym

P21 =       Pj + Pk + Pl + Pm

Z21 =       Zj + Zk + Zl + Zm.

ΔY21 =      ΔYj - δ2Yj + ΔYk.- δ2Yk +
      ΔYl.- δ2Yl + ΔYm.- δ2Ym

ΔP21 =      ΔPj + ΔPk + ΔPl + ΔPm

ΔZ21 =      ΔZj + ΔZk + ΔZl + ΔZm.

Y22 =       Yn.- Δ2Yn + Yo - Δ2Yo.

P22 =       Pn + Po.

Z22 =       Zn + Zo.

ΔY22 =      ΔYn.- δ2Yn + ΔYo.- δ2Yo

ΔP22 =      ΔPn + ΔPo.

ΔZ22 = ΔZn + ΔZo.

1.    If Y22 - α(P22 - ΔP22) => 0, Y21- α(P21 - ΔP21)
   => 0, and γ2(P21 - ΔP21) < (P22 - ΔP22), then
   ΔY22 = Y22 - αγ2(P21 - ΔP21) and
   ΔY21 = Y21 - α(P21 - ΔP21).
2.    If Y22 - α(P22 - ΔP22) => 0,
   Y21 - α(P21 - ΔP21) => 0, and γ2(P21 - ΔP21) =>
   (P22 - ΔP22), then ΔY22 = Y22 - α(P22 - ΔP22) and
   ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).
3.    If Y22 - α(P22 - ΔP22) < 0, Y21 - α(P21 - ΔP21)
   => 0, and Y21 - α(P21 - ΔP21) => Y21 - (Y22/γ2), then
   ΔY22 = Y22 - αγ2(P21 - ΔP21) and
   ΔY21 = Y21 - α(P21 - ΔP21).
4.    If Y22 - α(P22 - ΔP22) < 0, Y21 - (Y22/γ2) => 0, and
   Y21 - α(P21 - ΔP21) <= Y21 - (Y22/γ2), then
   ΔY22 = 0 and ΔY21 = Y21 - (Y22/γ2).
5.    If Y21 - α(P21 - ΔP21) < 0, Y21 - (Y22/γ2) < 0, and
   Y22 - α(P22 - ΔP22) <= Y22 - (γ2Y21), then
   ΔY22 = Y22 - (γ2Y21) and ΔY21 = 0.
6.    If Y21 - α(P21 - ΔP21) < 0, Y22 - α(P22 - ΔP22)
   => 0, and Y22 - α(P22 - ΔP22) => Y22 - (γ2Y21), then
   ΔY22 = Y22 - α(P22 - ΔP22) and
   ΔY21 = Y21 - (α/γ2)(P22 - ΔP22).

ΔYj = δ2Yj + [(Yj - δ2Yj )/Y21 ] ΔY21

ΔYk = δ2Yk + [(Yk - δ2Yk )/Y21 ] ΔY21

ΔYl = δ2Yl + [(Yl - δ2Yl )/Y21 ] ΔY21

ΔYm = δ2Ym + [(Ym - δ2Ym )/Y21 ] ΔY21

ΔYn = δ2Yn + [(Yn - δ2Yn )/Y22 ] ΔY22

ΔYo = δ2Yo + [(Yo - δ2Yo )/Y22 ] ΔY22

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y22 - ΔY22 ) to (Y21 - ΔY21 ) equal to
   γ2 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction
   Amount for each of the Class YAA, Class YBB, Class YCC, Class YDD, Class
   YEE, Class YFF, Class ZAA, Class ZBB, Class ZCC, Class ZDD, Class ZEE and
   Class ZFF Certificates is greater than or equal to zero for such
   Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YBB
   Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC
   Principal Balances, the Class YDD Principal Balance less than or equal to
   0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the
   Class YEE Principal Balance less than or equal to 0.0005 of the sum of the
   Class YEE and Class ZEE Principal Balances and the Class YFF Principal
   Balance less than or equal to 0.0005 of the sum of the Class YFF and Class
   ZFF Principal Balances in each case after giving effect to allocations of
   Realized Losses and distributions to be made through the end of the
   Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Y22 -
   ΔY22 ) and whose denominator is the sum of (Y22 - ΔY22) and
   (Z22 - ΔZ22) and (b) the fraction whose numerator is (Y21 -
   ΔY21) and whose denominator is the sum of (Y21 - ΔY21) and
   (Z21 - ΔZ21) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the
Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class
Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY21 among ΔYj, ΔYk, ΔYl, and ΔYm or ΔY22 among
ΔYn and ΔYo cannot be achieved because one or more of ΔYj,
ΔYk, ΔYl, ΔYm, ΔYn  and ΔYo, as so defined is
greater than the related one of  ΔPj, ΔPk, ΔPl, ΔPm,
ΔPn, and ΔPo such an allocation shall be made as close as
possible to the formula allocation within the requirement that ΔYj <
ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm <
ΔPm, ΔYn < ΔPn and ΔYo < ΔPo.

III.  If L%<=R<=M%, make the following additional definitions:

δ3Yj =      0,                                              if R31< r31;

      Yj                                              if R31=> r31 and
      R31=>L%;

      (R31- r31)( Yj + Yk + Yl )Yj/
            {(R31 - J%)Yj + (R31 - K%)Yk },                       if R31=>
      r31 and L%>R31=>K%; and

      (R31- r31)( Yj + Yk + Yl )/(R31 - J%),                      if R31=>
      r31 and K%>R31=>J%.

δ3Yk =      0,                                              if R31< r31
      and R31=>K%;
      (R31- r31)( Yj + Yk + Yl )Yk/
            { (R31 - K%)Yk + (R31 - L%)Yl },                      if R31< r31
      and R31<K%;

      Yk                                              if R31=> r31 and
      R31=>M%;

      (R31- r31)( Yj + Yk + Yl )Yk/
            {(R31 - J%)Yj + (R31 - K%)Yk + (R31 - L%)Yl },        if R31=>
      r31 and M%>R31=>L%;

      (R31- r31)( Yj + Yk + Yl )Yk/
            {(R31 - J%)Yj + (R31 - K%)Yk },                       if R31=>
      r31 and L%>R31=>K%; and

      0,                                              if R31=> r31 and R31<K%.

δ3Yl =      0,                                              if R31< r31
      and R31=>L%;

      (R31- r31)( Yj + Yk + Yl )/
            { (R31 - L%) },                                 if R31< r31 and
      K%<=R31<L%;

      (R31- r31)( Yj + Yk + Yl )Yl/
            { (R31 - K%)Yk + (R31 - L%)Yl },                      if R31< r31
      and R31<K%;

      Yl                                              if R31=> r31 and
      M%>R31=>L%;

      0,                                              if R31=> r31 and R31<L%.

δ3Ym =      0,                                              if R32< r32;

      (R32- r32)( Ym + Yn + Yo )Ym/{ (R32 - M%)Ym + (R32 - N%)Yn },     if
      R32=> r32 and R32=>N%;

      (R32- r32)( Ym + Yn + Yo )/ (R32 - M%),                     if R32=>
r32 and N%>R32=>M%;

δ3Yn =      0,                                              if R32< r32
      and R32=>N%;

      (R32- r32)( Ym + Yn + Yo)Yn/{ (R32 - N%)Yn + (R32 - O%)Yo },
      if R32< r32 and M%<=R32<N%;

      (R32- r32)( Ym + Yn + Yo )Yn/{ (R32 - M%)Ym + (R32 - N%)Yn },     if
      R32=> r32 and R32=>N%;

      0,                                              if R32=> r32 and R32<P%.

δ3Yo =      (R32- r32)( Ym + Yn + Yo )/(R32 - O%),
      if R32< r32 and P%<=R32;

      (R32- r32)( Ym + Yn + Yo )Yo/{ (R32 - N%)Yn + (R32 - O%)Yo },     if
      R32< r32 and M%<=R32<N%;

      0,                                              if R32=> r32.

δ3Yj, δ3Yk, δ3Yl, δ3Ym, δ3Yn and δ3Yo are
      numbers respectively between Yj, Yk, Yl, Ym, Yn and Yo and 0 such that:
            {J%(Yj - δ3Yj ) + K%( Yk.- δ3Yk) + L%( Yl.-
      δ3Yl) )}/
                  (Yj - δ3Yj + Yk.- δ3Yk + Yl.- δ3Yl )
            = R31;
      and
            { M%( Ym.- δ3Ym) + N%( Yn.- δ3Yn) + O%(Yo -
      δ3Yo ) }/( Ym.- δ3Ym + Yn.- δ3Yn + Yo - δ3Yo)
            = R32.

Y31 =       Yj - δ3Yj + Yk.- δ3Yk + Yl.- δ3Yl

P31 =       Pj + Pk + Pl

Z31 =       Zj + Zk + Zl

ΔY31 =      ΔYj - δ3Yj + ΔYk.- δ3Yk +
      ΔYl.- δ3Yl

ΔP31 =      ΔPj + ΔPk + ΔPl .

ΔZ31 =      ΔZj + ΔZk + ΔZl

Y32 =       Ym.- δ3Ym + Yn.- δ3Yn + Yo - δ3Yo.

P32 =       Pm + Pn + Po.

Z32 =       Zm + Zn + Zo.

ΔY32 =      ΔYm.- δ3Ym + ΔYn.- δ3Yn +
      ΔYo.- δ3Yo

ΔP32 =      ΔPm + ΔPn + ΔPo.

ΔZ32 =      ΔZm + ΔZn + ΔZo.

1.    If Y32 - α(P32 - ΔP32) => 0, Y31- α(P31 - ΔP31)
   => 0, and γ3(P31 - ΔP31) < (P32 - ΔP32), then
   ΔY32 = Y32 - αγ3(P31 - ΔP31) and
   ΔY31 = Y31 - α(P31 - ΔP31).
2.    If Y32 - α(P32 - ΔP32) => 0,
   Y31 - α(P31 - ΔP31) => 0, and γ3(P31 - ΔP31) =>
   (P32 - ΔP32), then ΔY32 = Y32 - α(P32 - ΔP32) and
   ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).
3.    If Y32 - α(P32 - ΔP32) < 0, Y31 - α(P31 - ΔP31)
   => 0, and Y31 - α(P31 - ΔP31) => Y31 - (Y32/γ3), then
   ΔY32 = Y32 - αγ3(P31 - ΔP31) and
   ΔY31 = Y31 - α(P31 - ΔP31).
4.    If Y32 - α(P32 - ΔP32) < 0, Y31 - (Y32/γ3) => 0, and
   Y31 - α(P31 - ΔP31) <= Y31 - (Y32/γ3), then
   ΔY32 = 0 and ΔY31 = Y31 - (Y32/γ3).
5.    If Y31 - α(P31 - ΔP31) < 0, Y31 - (Y32/γ3) < 0, and
   Y32 - α(P32 - ΔP32) <= Y32 - (γ3Y31), then
   ΔY32 = Y32 - (γ3Y31) and ΔY31 = 0.
6.    If Y31 - α(P31 - ΔP31) < 0, Y32 - α(P32 - ΔP32)
   => 0, and Y32 - α(P32 - ΔP32) => Y32 - (γ3Y31), then
   ΔY32 = Y32 - α(P32 - ΔP32) and
   ΔY31 = Y31 - (α/γ3)(P32 - ΔP32).

ΔYj = δ3Yj + [(Yj - Δ3Yj )/Y31 ] δY31

ΔYk = δ3Yk + [(Yk - Δ3Yk )/Y31 ] δY31

ΔYl = δ3Yl + [(Yl - Δ3Yl )/Y31 ] δY31

ΔYm = δ3Ym + [(Ym - Δ3Ym )/Y32 ] δY32

ΔYn = δ3Yn + [(Yn - Δ3Yn )/Y32 ] δY32

ΔYo = δ3Yo + [(Yo - Δ3Yo )/Y32 ] δY32

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y32 - ΔY32 ) to (Y31 - ΔY31 ) equal to
   γ3 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction
   Amount for each of the Class YAA, Class YBB, Class YCC, Class YDD, Class
   YEE, Class YFF, Class ZAA, Class ZBB, Class ZCC, Class ZDD, Class ZEE and
   Class ZFF Certificates is greater than or equal to zero for such
   Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YBB
   Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC
   Principal Balances, the Class YDD Principal Balance less than or equal to
   0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the
   Class YEE Principal Balance less than or equal to 0.0005 of the sum of the
   Class YEE and Class ZEE Principal Balances and the Class YFF Principal
   Balance less than or equal to 0.0005 of the sum of the Class YFF and Class
   ZFF Principal Balances in each case after giving effect to allocations of
   Realized Losses and distributions to be made through the end of the
   Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Y32 -
   ΔY32 ) and whose denominator is the sum of (Y32 - ΔY32) and
   (Z32 - ΔZ32) and (b) the fraction whose numerator is (Y31 -
   ΔY31) and whose denominator is the sum of (Y31 - ΔY31) and
   (Z31 - ΔZ31) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the
Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class
Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY31 among ΔYj, ΔYk and ΔYl or ΔY32 among ΔYm,
ΔYn and ΔYo cannot be achieved because one or more of ΔYj,
ΔYk, and ΔYl, ΔYm, and ΔYo, as so defined is greater
than the related one of  ΔPj, ΔPk, ΔPl, ΔPm,
ΔPn, and ΔPo, such an allocation shall be made as close as
possible to the formula allocation within the requirement that ΔYj <
ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm <
ΔPm, ΔYn < ΔPn and ΔYo < ΔPo

IV.  If K%<=R<=L%, make the following additional definitions:

δ4Yj =      0,                                              if R41< r41;

      Yj                                              if R41=> r41 and
      L%>R41=>K%; and

      (R41- r41)( Yj + Yk )/(R41 - J%),                           if R41=>
      r41 and K%>R41=>J%.

δ4Yk =      0,                                              if R41< r41
      and R41=>K%;
      (R41- r41)( Yj + Yk )/
            { (R41 - K%) },                                 if R41< r41 and
      R41<K%;

      Yk                                              if R41=> r41 and
      L%>R41=>K%; and

      0,                                              if R41=> r41 and R41<K%.

δ4Yl =      0,                                              if R42< r42;

      (R42- r42)( Yl + Ym + Yn + Yo )Yl/
            { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },             if
      R42=> r42 and R42=>N%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - L%)Yl + (R42 - M%)Ym },                      if R42=>
      r42 and N%>R42=>M%;

      (R42- r42)( Yl + Ym + Yn + Yo )/(R42 - L%),                       if
      R42=> r42 and M%>R42=>L%;

      0,                                              if R42=> r42 and R42<N%.

δ4Ym =      0,                                              if R42< r42
      and R42=>M%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - M%)Ym + (R42 - N%)Yn + (R42 - O%)Yo },       if R42< r42
      and N%<=R42<M%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - L%)Yn + (R42 - M%)Ym + (R42 - N%)Yn },             if
      R42=> r42 and R42=>N%;

      (R42- r42)( Yl + Ym + Yn + Yo )Ym/
            { (R42 - L%)Yl + (R42 - M%)Ym},                       if R42=>
      r42 and N%>R42=>M%;

      0,                                              if R42=> r42 and R42<M%.

δ4Yn =      0,                                              if R42< r42
      and R42=>N%;

      (R42- r42)( Yl + Ym + Yn + Yo )Yn/
            { (R42 - N%)Yn + (R42 - O%)Yo},                 if R42< r42 and
      M%<=R42<N%;

      (R42- r42)( Yl + Ym + Yn + Yo)Yn/
            { (R42 - M%)Ym + (R42 - N%)Yp + (R42 - O%)Yo }, if R42< r42 and
      L%<=R42<M%;

      (R42- r42)( Yl + Ym + Yn + Yo )Yn/
            { (R42 - L%)Yl + (R42 - M%)Ym + (R42 - N%)Yn },       if R42=>
      r42 and R42=>N%;

      0,                                              if R42=> r42 and R42<N%.

δ4Yo =      (R42- r42)( Yl + Ym + Yn + Yo )/(R42 - O%),
      if R42< r42 and N%<=R42;

      (R42- r42)( Yl + Ym + Yn + Yo)Yo/
            { (R42 - N%)Yn + (R42 - O%)Yo },                if R42< r42 and
      M%<=R42<N%;

      (R42- r42)( Yl + Ym + Yn + Yo)Yo/
            { (R42 - M%)Ym + (R42 - N%)Yn + (R42 - O%)Yo }, if R42< r42 and
      N%<=R42<O%;

      0,                                              if R42=> r42.

δ4Yj, δ4Yk, δ4Yl, δ4Ym, and δ4Yo are numbers
      respectively between Yj, Yk, Yl, Ym, Yn, and Yo and 0 such that:
            {J%(Yj - δ4Yj ) + K%( Yk.- δ4Yk )}/
                  ( Yj - δ4Yj + Yk.- δ4Yk )
            = R41;
      and
            { L%( Yl.- δ4Yl) + M%( Ym.- δ4Ym) + N%( Yn.-
      δ4Yn) + O%(Yo - δ4Yo ) }/
                  (Yl.- δ4Yl + Ym.- δ4Ym + Yn.- δ4Yn + Yo -
      δ4Yo)
            = R42.

Y41 =       Yj - δ4Yj + Yk.- δ4Yk

P41 =       Pj + Pk.

Z41 =       Zj + Zk.

ΔY41 =      ΔYj - δ4Yj + ΔYk.- δ4Yk

ΔP41 =      ΔPj + ΔPk

ΔZ41 =      ΔZj + ΔZk

Y42 =       Yl.- δ4Yl + Ym.- δ4Ym + Yn.- δ4Yn + Yo -
      δ4Yo.

P42 =       Pl + Pm + Pn + Po.

Z42 =       Zl + Zm + Zn + Zo.

ΔY42 =      ΔYl.- δ4Yl + ΔYm.- δ4Ym +
      ΔYn.- δ4Yn + ΔYo.- δ4Yo

ΔP42 =      ΔPl + ΔPm + ΔPn + ΔPo.

ΔZ42 =      ΔZl + ΔZm + ΔZn + ΔZo.

1.    If Y42 - α(P42 - ΔP42) => 0, Y41- α(P41 - ΔP41)
   => 0, and γ4(P41 - ΔP41) < (P42 - ΔP42), then
   ΔY42 = Y42 - αγ4(P41 - ΔP41) and
   ΔY41 = Y41 - α(P41 - ΔP41).
2.    If Y42 - α(P42 - ΔP42) => 0,
   Y41 - α(P41 - ΔP41) => 0, and γ4(P41 - ΔP41) =>
   (P42 - ΔP42), then ΔY42 = Y42 - α(P42 - ΔP42) and
   ΔY41 = Y41 - (α/γ4)(P42 - ΔP42).
3.    If Y42 - α(P42 - ΔP42) < 0, Y41 - α(P41 - ΔP41)
   => 0, and Y41 - α(P41 - ΔP41) => Y41 - (Y42/γ4), then
   ΔY42 = Y42 - αγ4(P41 - ΔP41) and
   ΔY41 = Y41 - α(P41 - ΔP41).
4.    If Y42 - α(P42 - ΔP42) < 0, Y41 - (Y42/γ4) => 0, and
   Y41 - α(P41 - ΔP41) <= Y41 - (Y42/γ4), then
   ΔY42 = 0 and ΔY41 = Y41 - (Y42/γ4).
5.    If Y41 - α(P41 - ΔP41) < 0, Y41 - (Y42/γ4) < 0, and
   Y42 - α(P42 - ΔP42) <= Y42 - (γ4Y41), then
   ΔY42 = Y42 - (γ4Y41) and ΔY41 = 0.
6.    If Y41 - α(P41 - ΔP41) < 0, Y42 - α(P42 - ΔP42)
   => 0, and Y42 - α(P42 - ΔP42) => Y42 - (γ4Y41), then
   ΔY42 = Y42 - α(P42 - ΔP42) and
   ΔY41 = Y41 - (α/γ4)(P42 - ΔP42).

ΔYj = δ4Yj + [(Yj - δ4Yj )/Y41 ] ΔY41

ΔYk = δ4Yk + [(Yk - δ4Yk )/Y41 ] ΔY41

ΔYl = δ4Yl + [(Yl - δ4Yl )/Y42 ] ΔY42

ΔYm = δ4Ym + [(Ym - δ4Ym )/Y42 ] ΔY42

ΔYn = δ4Yn + [(Yn - δ4Yn )/Y42 ]Δ Δ42

ΔYo = δ4Yo + [(Yo - δ4Yo )/Y42 ] ΔY42

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y42 - ΔY42 ) to (Y41 - ΔY41 ) equal to
   γ4 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction
   Amount for each of the Class YAA, Class YBB, Class YCC, Class YDD, Class
   YEE, Class YFF, Class ZAA, Class ZBB, Class ZCC, Class ZDD, Class ZEE and
   Class ZFF Certificates is greater than or equal to zero for such
   Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YBB
   Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC
   Principal Balances, the Class YDD Principal Balance less than or equal to
   0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the
   Class YEE Principal Balance less than or equal to 0.0005 of the sum of the
   Class YEE and Class ZEE Principal Balances and the Class YFF Principal
   Balance less than or equal to 0.0005 of the sum of the Class YFF and Class
   ZFF Principal Balances in each case after giving effect to allocations of
   Realized Losses and distributions to be made through the end of the
   Distribution Date to which such provisions relate; and
3.    Making the larger of (a) the fraction whose numerator is (Y42 -
   ΔY42 ) and whose denominator is the sum of (Y42 - ΔY42) and
   (Z42 - ΔZ42) and (b) the fraction whose numerator is (Y41 -
   ΔY41) and whose denominator is the sum of (Y41 - ΔY41) and
   (Z41 - ΔZ41) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the  definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the
Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class
Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY41 among ΔYj, and ΔYk or ΔY42 among ΔYl, ΔYm,
ΔYn and ΔYo cannot be achieved because one or more of ΔYj,
ΔYk, ΔYl, ΔYm, ΔYn, and ΔYo,as so defined is
greater than the related one of  ΔPj, ΔPk, ΔPl, ΔPm,
ΔPn, and ΔPo, such an allocation shall be made as close as
possible to the formula allocation within the requirement that ΔYj <
ΔPj, ΔYk < ΔPk, ΔYl < ΔPl, ΔYm < ΔPm,
ΔYn < ΔPn and ΔYo < ΔPo.

V.  If R<=K%, make the following additional definitions:

δ5Yj =      0,

δ5Yk =      0,                                              if R52< r52;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yk/
            { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yk/
            { (R52 - K%)Yk + (R52 - L%)Yl + (R52 - M%)Ym},        if R52=>
      r52 and N%=>R52=>M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yk/
            { (R52 - K%)Yk + (R52 - L%)Yl },                      if R52=>
      r52 and M%>R52=>L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )/(R52 - K%),                  if
      R52=> r52 and N%>R52=>M%;

δ5Yl =      0,                                              if R52< r52
      and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yl/
            { (R52 - L%)Yl + (R52 - M%)Ym +
            (R52 - N%)Yn + (R52 - O%)Yo },                        if R52< r52
      and K%<=R52<L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yl/
            { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yl/
            { (R52 - K%)Yk + (R52 - L%)Yl + (R52 - M%)Ym },             if
      R52=> r52 and N%>R52=>M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yl/
            { (R52 - K%)Yk + (R52 - L%)Yl },                if R52=> r52 and
      K%>R52=>L%;

      0,                                              if R52=> r52 and R52<L%.

δ5Ym =      0,                                              if R52< r52
      and R52=>O%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym/
            { (R52 - M%)Ym + (R52 - N%)Yn + (R52 - O%)Yo },       if R52< r52
      and L%<=R52<M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym
            { (R52 - L%)Yl + (R52 - M%)Ym + (R52 - N%)Yn +
            (R52 - O%)Yo },                                 if R52< r52 and
      K%<=R52<L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym/
            { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Ym/
            { (R52 - K%)Yk + (R52 - L%)Yl + (R52 - M%)Ym},        if R52=>
      r52 and N%>R52=>M%;

      0,                                              if R52=> r52 and R52<M%.

δ5Yn =      0,                                              if R52< r52
      and R52=>P%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yn/
            { (R52 - N%)Yn + (R52 - O%)Yo },                      if R52< r52
      and M%<=R52<N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yn/
            { (R52 - M%)Ym + (R52 - N%)Yn + (R52 - O%)Yo },       if R52< r52
      and L%<=R52<M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yn/
            { (R52 - L%)Yl + (R52 - M%)Ym + (R52 - N%)Yn +
            (R52 - O%)Yo },                                 if R52< r52 and
      K%<=R52<L%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo )Yn/
            { (R52 - K%)Yk + (R52 - L%)Yl +
            (R52 - M%)Ym + (R52 - N%)Yn },                        if R52=>
      r52 and R52=>N%;

      0,                                              if R52=> r52 and R52<N%.

δ5Yo =      (R52- r52)( Yk + Yl + Ym + Yn + Yo)/(R52 - O%),
      if R52< r52 and N%<=R52;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yo/
            { (R52 - N%)Yn + (R52 - O%)Yo },                      if R52< r52
      and M%<=R52<N%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yo/
            { (R52 - M%)Ym + (R52 - N%)Yn + (R52 - O%)Yo },       if R52< r52
      and L%<=R52<M%;

      (R52- r52)( Yk + Yl + Ym + Yn + Yo)Yo/
            { (R52 - L%)Yl + (R52 - M%)Ym + (R52 - N%)Yn +
            (R52 - O%)Yo },                                 if R52< r52 and
      K%<=R52<L%;

      0,                                              if R52=> r52.

δ5Yj, δ5Yk, δ5Yl, δ5Ym, δ5Yn, and δ5Yo
      are numbers respectively between Yj, Yk, Yl, Ym, Yn, and Yo, and 0 such that:
            {J%(Yj - δ5Yj )}/
                  ( Yj - δ5Yj )
            = R51;
      and
            { K%( Yk.- δ5Yk) + L%( Yl.- δ5Yl) + M%( Ym.-
      δ5Ym) + N%( Yn.- δ5Yn) + O%(Yo - δ5Yo ) }/
                  (Yk.- δ5Yk + Yl.- δ5Yl + Ym.- δ5Ym + Yn.-
      δ5Yn + Yo - δ5Yo)
            = R52.

Y51 =       Yj - δ5Yj

P51 =       Pj

Z51 =       Zj

ΔY51 =      ΔYj - δ5Yj

ΔP51 =      ΔPj

ΔZ51 =      ΔZj

Y52 =       Yk.- δ5Yk + Yl.- δ5Yl + Ym.- δ5Ym + Yn.-
      δ5Yn + Yo - δ5Yo.

P52 =       Pk + Pl + Pm + Pn + Po.

Z52 =       Zk + Zl + Zm + Zn + Zo.

ΔY52 =      ΔYm.- δ5Ym + ΔYn.- δ5Yn + Yo.-
      δ5Yo + ΔYp.- δ5Yp + ΔYq.- δ5Yq

ΔP52 =      ΔPm + ΔPn + ΔPo + ΔPp + ΔPq.

ΔZ52 =      ΔZm + ΔZn + ΔZo + ΔZp + ΔZq.

1.    If Y52 - α(P52 - ΔP52) => 0, Y51- α(P51 - ΔP51)
   => 0, and γ5(P51 - ΔP51) < (P52 - ΔP52), then
   ΔY52 = Y52 - αγ5(P51 - ΔP51) and
   ΔY51 = Y51 - α(P51 - ΔP51).
2.    If Y52 - α(P52 - ΔP52) => 0,
   Y51 - α(P51 - ΔP51) => 0, and γ5(P51 - ΔP51) =>
   (P52 - ΔP52), then ΔY52 = Y52 - α(P52 - ΔP52) and
   ΔY51 = Y51 - (α/γ5)(P52 - ΔP52).
3.    If Y52 - α(P52 - ΔP52) < 0, Y51 - α(P51 - ΔP51)
   => 0, and Y51 - α(P51 - ΔP51) => Y51 - (Y52/γ5), then
   ΔY52 = Y52 - αγ5(P51 - ΔP51) and
   ΔY51 = Y51 - α(P51 - ΔP51).
4.    If Y52 - α(P52 - ΔP52) < 0, Y51 - (Y52/γ5) => 0, and
   Y51 - α(P51 - ΔP51) <= Y51 - (Y52/γ5), then
   ΔY52 = 0 and ΔY51 = Y51 - (Y52/γ5).
5.    If Y51 - α(P51 - ΔP51) < 0, Y51 - (Y52/γ5) < 0, and
   Y52 - α(P52 - ΔP52) <= Y52 - (γ5Y51), then
   ΔY52 = Y52 - (γ5Y51) and ΔY51 = 0.
6.    If Y51 - α(P51 - ΔP51) < 0, Y52 - α(P52 - ΔP52)
   => 0, and Y52 - α(P52 - ΔP52) => Y52 - (γ5Y51), then
   ΔY52 = Y52 - α(P52 - ΔP52) and
   ΔY51 = Y51 - (α/γ5)(P52 - ΔP52).

ΔYj = Y51

ΔYk = δ5Yk + [(Yk - δ5Yk )/Y51 ] ΔY52

ΔYl = δ5Yl + [(Yl - δ5Yl )/Y51 ] ΔY52

ΔYm = δ5Ym + [(Ym - δ5Ym )/Y52 ] ΔY52

ΔYn = δ5Yn + [(Yn - δ5Yn )/Y52 ] ΔY52

ΔYo = δ5Yo + [(Yo - δ5Yo )/Y52 ] ΔY52

The purpose of the foregoing definitional provisions together with the related provisions allocating Realized Losses and defining the Class Y and
Class Z Principal Distribution Amounts is to accomplish the following goals in the following order of priority:

1.    Making the ratio of (Y52 - ΔY52 ) to (Y51 -  ΔY51 ) equal
   to γ5 after taking account of the allocation Realized Losses and the distributions that will be made through the end of the Distribution Date to which such provisions relate and assuring that the Principal Reduction
   Amount for each of the Class YAA, Class YBB, Class YCC, Class YDD, Class
   YEE, Class YFF, Class ZAA, Class ZBB, Class ZCC, Class ZDD, Class ZEE and
   Class ZFF Certificates is greater than or equal to zero for such
   Distribution Date;
2.    Making the Class YAA Principal Balance less than or equal to 0.0005 of the sum of the Class YAA and Class ZAA Principal Balances, the Class YBB
   Principal Balance less than or equal to 0.0005 of the sum of the Class YBB and Class ZBB Principal Balances, the Class YCC Principal Balance less than or equal to 0.0005 of the sum of the Class YCC and Class ZCC
   Principal Balances, the Class YDD Principal Balance less than or equal to
   0.0005 of the sum of the Class YDD and Class ZDD Principal Balances, the
   Class YEE Principal Balance less than or equal to 0.0005 of the sum of the
   Class YEE and Class ZEE Principal Balances and the Class YFF Principal
   Balance less than or equal to 0.0005 of the sum of the Class YFF and Class
   ZFF Principal Balances in each case after giving effect to allocations of
   Realized Losses and distributions to be made through the end of the
   Distribution Date to which such provisions relate; and
3.    1Making the larger of (a) the fraction whose numerator is (Y52 -
   ΔY52 ) and whose denominator is the sum of (Y52 -ΔY52) and
   (Z52 - ΔZ52) and (b) the fraction whose numerator is (Y51 -
   ΔY51) and whose denominator is the sum of (Y51 - ΔY51) and
   (Z51 - ΔZ51) as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing portion of the definition of
ClassY Principal Reduction Amount to accomplish both of goals 1 and 2 above, the amounts thereof should be adjusted to so as to accomplish such goals within the requirement that each Class Y Principal Reduction Amount must be less than or equal to the sum of (a) the Principal Realized Losses to be allocated on the related Distribution Date for the related Pool remaining after the allocation of such Realized Losses to the related class of ratio-strip principal only certificates, if any, and (b) the remainder of the
Available Distribution Amount for the related Pool or after reduction thereof by the distributions to be made on such Distribution Date (i) to the related class of ratio-strip principal only certificates, if any, (ii) to the related class of ratio-strip interest only certificates, if any, and (iii) in respect of interest on the related Class Y and Class Z Certificates, or, if both of such goals cannot be accomplished within such requirement, such adjustment as is necessary shall be made to accomplish goal 1 within such requirement.  In the event of any conflict among the provisions of the definition of the Class
Y Principal Reduction Amounts, such conflict shall be resolved on the basis of the goals and their priorities set forth above within the requirement set forth in the preceding sentence.  If the formula allocations of ΔY52 among ΔYk, ΔYl, and ΔYm, ΔYn, and ΔYo cannot be
achieved because one or more of ΔYj, ΔYk, ΔYl, ΔYm,
ΔYn and ΔYo, as so defined is greater than the related one of
ΔPj, ΔPk, ΔPl, ΔPm, ΔPn, and ΔPo, such an
allocation shall be made as close as possible to the formula allocation within the requirement that ΔYj < ΔPj, ΔYk < ΔPk,
ΔYl < ΔPl, ΔYm < ΔPm, ΔYn < ΔPn and
ΔYo < ΔPo.